Exhibit 99.24

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-I

KEY PERFORMANCE FACTORS
December 31, 1999



        Expected B Maturity                                        8/16/04


        Blended Coupon                                              6.6089%



        Excess Protection Level
          3 Month Average 5.58%
          December, 1999 4.67%
          November, 1999  5.87%
          October, 1999 6.22%


        Cash Yield19.14%


        Investor Charge Offs 5.04%


        Base Rate 9.43%


        Over 30 Day Delinquency 4.63%


        Seller's Interest11.35%


        Total Payment Rate14.35%


        Total Principal Balance$49,947,826,881.37


        Investor Participation Amount$750,000,000.00


        Seller Participation Amount$5,671,007,362.88